-------------------------------------------------------------------------------

                              PRIMUS GUARANTY, LTD.

                            2004 SHARE INCENTIVE PLAN

-------------------------------------------------------------------------------
1.       Purpose of the Plan

         The purpose of this 2004 Share Incentive Plan (the "Plan") is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward employees, officers, directors of the Company and/or any of the Company's Subsidiaries and other persons or entities who provide services to the Company and its Subsidiaries, and to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company's shareholders.

2.       Definitions

         Capitalized terms used in the Plan and not defined elsewhere in the
Plan shall have the meaning set forth in this Section.

         2.1 "Award" means a compensatory award of Shares or right to receive or purchase Shares. A compensatory award that is payable solely in cash shall not be treated as an Award for purposes of the Plan, whether or not the amount payable is measured in whole or in part by reference to the value of the Shares.

         2.2 "Award Agreement" means a written document prescribed by the
Committee and provided to a Participant evidencing the grant of an Award under the Plan.

         2.3 "Beneficiary" means the person(s) or trust(s) which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive any rights with respect to an
Award that survive such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person(s) or trust(s) entitled by will or the laws of descent and distribution to receive such rights.

         2.4 "Board" means the Board of Directors of the Company.

         2.5 "Committee" means the committee appointed by the Board to administer the Plan or the Board, where the Board is acting as the Committee or performing the functions of the Committee, as set forth in Section 3.

         2.6 "Company" means Primus Guaranty Ltd., a company organized under the laws of Bermuda.

         2.7 "Disability" means a Participant's physical or mental impairment such that he or she qualifies for benefits under a long-term disability insurance plan sponsored by the Company or a Subsidiary.

         2.8 "Participant" means any employee (including any officer of the
Company), director or other individual or entity who has been granted an Award under the Plan.

         2.9 "Qualified Member" means a member of the Committee who is a
"non-employee director" of the Company as defined in Rule 16b-3(b)(3) under the
United States Securities Exchange Act of 1934.

         2.10 "Retirement" means the termination of employment with the Company and its Subsidiaries by a Participant, the sum of whose age and full years of completed service with the Company and its Subsidiaries equals at least 70, with the written consent of the Committee.

         2.11 "Shares" means common shares of the Company and such other securities as may be substituted or resubstituted for Shares pursuant to Section
6.

         2.12 "Subsidiary" means an entity that is, either directly or through one or more intermediaries, controlled by the Company.

3.       Administration

         3.1 Committee. The Plan shall be administered by the Compensation
Committee of the Board, unless the Board shall appoint a different committee. At any time that a member of the Committee is not a Qualified Member, any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Securities Exchange Act of 1934 in respect of the
Company may be taken either by the Board, a subcommittee of the Committee consisting of two or more Qualified Members or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the
Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Other provisions of the Plan notwithstanding, the
Board may perform any function of the Committee under the Plan, and that authority specifically reserved to the Board under the terms of the Plan, the
Company's Bye-Laws, or applicable law shall be exercised by the Board and not by the Committee. The Board shall serve as the Committee in respect of any Awards made to any director who is not otherwise employed by the Company.

         3.2 Powers and Duties of Committee. In addition to the powers and duties specified elsewhere in the Plan, the Committee shall have full authority and discretion to:

             (a) adopt, amend, suspend, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

             (b) correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

             (c) make determinations relating to eligibility for and
entitlements in respect of Awards, and to make all factual findings related thereto; and

             (d) make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

         3.3 Claims. If a Participant, or any person claiming any rights under the Plan from or through any Participant, disputes any determination relating to the Participant's entitlement in respect of an Award, the Participant or such other person may, within 30 days of the date of such determination, file a written claim with the Committee (to the attention of "2004 Share Incentive Plan
Committee" addressed to the Company's corporate headquarters) stating with specificity the nature of the Participant's claim and reasons therefor. The
Committee shall consider such claim and render its decision within 60 days of receipt thereof. Such decision,

as well as any determination for which a claim is not timely filed, shall be final and binding upon the Participant or such other person, and the Participant or such other person may not further pursue his or her claim in any court of law or equity or other arbitral proceeding.

         3.4 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to any person or persons selected by it, who may or may not be members of the Board, all or any part of its responsibilities and powers as set in the
Plan. Any such allocation or delegation may be revoked by the Committee at any time.

         3.5 Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any
Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the
Committee, nor any officer or employee of the Company acting on behalf of the
Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.       Shares Available for Awards

         4.1 Aggregate Number of Shares Available for Awards. The aggregate number of Shares for which Awards may be granted under this Plan shall not exceed 12% of the number of Shares issued and outstanding at the time any Award is granted. Awards made under this Plan which are forfeited (including a repurchase or cancellation of Shares subject thereto by the Company in exchange for the price, if any, paid to the Company for such Shares, or for their par or other nominal value), cancelled or have expired, shall be disregarded for purposes of the preceding sentence.

         4.2 Type of Shares Deliverable. The Shares delivered in connection with
Awards may consist, in whole or in part, of authorized and unissued Shares, or
Shares acquired in the market for the account of a Participant.

5.       Awards

         5.1 Eligibility. The Committee shall have the discretion to select
Award recipients from among the following categories of eligible recipients: (i)
individuals who are employees (including officers) of the Company or any
Subsidiary, (ii) individuals who are members of the Board and not otherwise employed by the Company or any Subsidiary, (iii) any other individual or entity who provides substantial personal services to the Company or any Subsidiary,
(iv) any individual who has agreed to become an employee of the Company or a
Subsidiary, provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced employment, and (v)
individuals formerly employed by the Company or any Subsidiary as compensation in respect of their employment with the Company or any Subsidiary.

         5.2 Type of Awards. The Committee shall have the discretion to determine the type of Awards to be granted, including, but not limited to, options to purchase Shares, bonus Shares or restricted Shares, and appreciation rights, share units and dividend equivalents that may be settled in Shares. The
Committee is authorized to grant Awards as a bonus, or to grant Awards in lieu of obligations of the Company or any Subsidiary to pay cash or grant other awards under other plans or compensatory arrangements, to the extent permitted by such other plans or arrangements. Shares issued pursuant to an Award in the nature of a purchase right (e.g., options) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Share repurchase, other Awards, Participant services, Award cancellation or other consideration, as the Committee shall determine, provided that in each case for such value of not less than the aggregate par value of the relevant Shares.

         5.3 Terms and Conditions of Awards. The Committee shall determine the number of Awards to be granted, the number of Shares to which an Award will relate, all other terms and conditions of any Award granted under the Plan
(including, but not limited to, any exercise price, grant price, or purchase price, any restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and any schedule or performance conditions for the lapse of such restrictions or conditions, and accelerations or modifications thereof, based in each case on such considerations as the
Committee shall determine), and all other matters to be determined in connection with an Award. The Committee may determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other consideration, or an Award may be canceled, forfeited, or surrendered.

         5.4 Option Repricing. As to any Award granted as an option to purchase
Shares or an appreciation right payable in Shares, the Committee is authorized to subsequently reduce the applicable exercise price relating to such Award, or take such other action as may be considered a repricing of such Award under generally accepted accounting principles.

         5.5 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards
granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any
Subsidiary, or any business entity to be acquired by the Company or a
Subsidiary, any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem, and substituted or exchanged Awards may be granted at any time. The Committee may determine that, in granting a new
Award, the intrinsic value of any surrendered Award or award may be applied to reduce the exercise price of any option or appreciation right or purchase price of any other Award.

         5.6 Acceleration of Vesting. Unless otherwise determined in an Award
Agreement, as to any Participant who was granted an Award in his or her capacity as an employee, upon termination of his or her employment by reason of death,
Disability or Retirement, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse. Notwithstanding the foregoing, with respect to any
Award pursuant to which the number of Shares that vest increases or decreases based on achievement that is greater or lower than a target level of performance over a stated period of time, the number of Shares for which such Award shall vest upon such termination of employment shall equal the number of Shares that would have vested if target level performance were achieved, multiplied by a fraction, the numerator of which is the number of days during the performance period that the Participant was actually employed, and the denominator of which is the total number of days in the performance period.

6.       Adjustments

         In the event of any change in the outstanding Shares by reason of any
Share dividend or split, reorganization, recapitalization, merger, amalgamation, consolidation, spin-off, combination or exchange of Shares, repurchase, liquidation, dissolution or other corporate exchange, any large, special and non-recurring dividend or distribution to shareholders, or other similar corporate transaction, the Committee may make such substitution or adjustment, if any, as it deems to be equitable and in order to preserve, without enlarging, the rights of Participants, as to (i) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, and (iii)
the exercise price, grant price or purchase price relating to any Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including cancellation of
Awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of Awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for Awards, or adjustment to performance goals in respect of Awards) in recognition of unusual or nonrecurring events (including events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, if any such event will result in the acquisition of all or substantially all of the Company's outstanding Shares, then if the document governing such acquisition (e.g., merger agreement) specifies the treatment of outstanding Awards, such treatment shall govern without the need for any action by the Committee.

7.       General Provisions

         7.1 Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of any applicable securities law, any requirement under any listing agreement between the Company and any securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         7.2 Limitations on Transferability. Awards and other rights under the
Plan will not be transferable by a Participant except to a Beneficiary in the event of the Participant's death (to the extent any such Award, by its terms, survives the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred during the lifetime of the Participant, for purposes of the
Participant's estate planning or other purposes consistent with the purposes of the Plan (as determined by the Committee), and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

         7.3 No Right to Continued Employment; Leaves of Absence. Neither the
Plan, the grant of any Award, nor any other action taken hereunder shall be construed as giving any employee, consultant, director, or other person the right to be retained in the employ or service of the Company or any of its
Subsidiaries (for the vesting period or any other period of time), nor shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any person's employment or service at any time. Unless otherwise specified in the applicable Award Agreement, (i) an approved leave of absence shall not be considered a termination of employment or service for purposes of an Award under the Plan, and (ii) any Participant who is employed by or performs services for a Subsidiary shall be considered to have terminated employment or service for purposes of an Award under the Plan if such Subsidiary is sold or no longer qualifies as a Subsidiary of the Company, unless such Participant remains employed by the Company or another Subsidiary.

         7.4 Taxes. The Company and any Subsidiary is authorized to withhold from any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold Shares or receive or accept Shares by way of repurchase, Participant services, or other consideration and to make cash payments in respect thereof in satisfaction of withholding tax obligations.

         7.5 Changes to the Plan and Awards. The Board may amend, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment shall be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable law, regulation or stock exchange rule, and the Board may otherwise, in its discretion, determine to submit other such amendments to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such
Participant under any Award theretofore granted. The Committee may amend, suspend, discontinue, or terminate any Award theretofore granted and any Award
Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such
Participant under such Award. Any action taken by the Committee pursuant to
Section 6 shall not be treated as an action described in this Section 7.5.

         7.6 No Right to Awards; No Shareholder Rights. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, consultants, or directors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

         7.7 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company;
provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other consideration pursuant to any
Award, which trusts or other arrangements shall be consistent with the
"unfunded" status of the Plan unless the Committee otherwise determines.

         7.8 Nonexclusivity of the Plan. Neither the adoption of the Plan by the
Board nor the submission of the Plan or of any amendment to shareholders for approval shall be construed as creating any limitations on the power of the
Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         7.9 Successors and Assigns. The Plan and Award Agreements may be
assigned by the Company to any successor to the Company's business. The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a
Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

         7.10 Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, except to the extent that the laws of Bermuda apply as a result of the Company being incorporated in Bermuda.

         7.11 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         7.12 Plan Termination. Unless earlier terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the later of the date the Company's shareholders originally approved the Plan (May 27, 2004) or the date of any subsequent shareholder approval of the Plan. Upon any such termination of the Plan, no new authorizations of grants of Awards may be made, but then-outstanding Awards shall remain outstanding in accordance with their terms, and the Committee otherwise shall retain its full powers under the Plan with respect to such Awards.